UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2008

                              NEWPORT BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

        Maryland                       0-51856                 20-4465271
        --------                       -------                 ----------
(State or other jurisdiction of      (Commission             (IRS Employer
incorporation or organization)       File Number)            Identification No.)


100 Bellevue Avenue, Newport, Rhode Island                         02840
------------------------------------------                         -----
 (Address of principal executive offices)                        (Zip Code)

      Registrant's telephone number, including area code: (401) 847-5500
                                                          --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.
                  -------------

         On January 30, 2008, Newport Bancorp, Inc. (the "Company") issued a press release announcing the completion of its first stock repurchase program to acquire up to 243,917 shares, or 5%, of its outstanding common stock. For more information, reference is made to the Company's press release dated January 30, 2008, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

(d)      Exhibits

         Number            Description
         ------            -----------

         99.1                       Press Release dated January 30, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEWPORT BANCORP, INC.
                                           ---------------------
                                           (Registrant)



Date: January 30, 2008                  By: /s/ Kevin M. McCarthy
                                           -------------------------------------
                                           Kevin M. McCarthy
                                           President and Chief Executive Officer